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                                                              EXHIBIT 23.16

                        CONSENT OF INDEPENDENT AUDITORS

 We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 26, 1999 with respect to the financial statements of Internet Solutions, LLC included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. for the registration of 8,000,000 shares of its Common Stock.

                                          /s/ Ernst & Young LLP


Washington, Missouri

February 26, 1999